UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2006
CENTRAL FEDERAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25045	34-1877137

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979

(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s Telephone Number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 17, 2006, the registrant issued a press release announcing that its Board of Directors declared a cash dividend of 9 cents per share on its common stock to be paid on April 14, 2006 to shareholders of record on April 3, 2006.
On March 16, 2006, the registrant issued a press release announcing that CFBank, a wholly owned subsidiary of the registrant, is participating with the Federal Home Loan Bank of Cincinnati in the “New Neighbors” program, offering $20,000 grants to Hurricane Katrina victims seeking to purchase homes in Ohio.
Copies of the press releases are included as Exhibit 99.1 and 99.2 to this report.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits
99.1	Press release issued on March 17, 2006 announcing dividends

99.2	Press release issued on March 16, 2006 announcing CFBank’s participation in the “New Neighbors” program

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: March 20, 2006	By:	/s/ Therese Ann Liutkus

Therese Ann Liutkus, CPA Treasurer and Chief Financial Officer